United States
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                   FORM 8 - K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                  15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): May 14, 2004



                                PITNEY BOWES INC.



                         Commission File Number: 1-3579




State of Incorporation                           IRS Employer Identification No.
       Delaware                                            06-0495050





                               World Headquarters
                                 1 Elmcroft Road
                        Stamford, Connecticut 06926-0700
                        Telephone Number: (203) 356-5000

Item 7 - Financial Statements and Exhibits

c. Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit       Description
-------       ------------------------------------------------------------------

(99.1)        Memorandum to directors and executive officers, dated May 14, 2004



Item 11 - Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On May 14, 2004, Pitney Bowes Inc. (the "Company") sent a Blackout Notice 401(k) Conversion memorandum to its directors and executive officers informing them that a blackout period will be in effect beginning on June 22, 2004 through July 6, 2004 prohibiting them from directly or indirectly purchasing, selling or otherwise acquiring or transferring any equity securities of the Company (or derivative securities of those equity securities, such as stock options.) This memorandum was provided as a cautionary matter to ensure compliance with Section 306(a) of the Sarbanes-Oxley Act of 2002.

A copy of the memorandum is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PITNEY BOWES INC.

May 17, 2004



                                   /s/ B.P. Nolop
                                   ---------------------------------------------
                                   B. P. Nolop
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial Officer)




                                   /s/ J.R. Catapano
                                   ---------------------------------------------
                                   J. R. Catapano
                                   Controller
                                   (Principal Accounting Officer)